SUMMARY PROSPECTUS March 1, 2020
T. ROWE PRICE

RPGEX RGGIX PAGLX	Global Growth Stock Fund Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2020, as amended or supplemented, and Statement of Additional Information, dated March 1, 2020 , as amended or supplemented.

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts,
1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary, or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.64%		0.64%	0.64%

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.26	[b]	0.08 [c]	0.32

Total annual fund operating expenses	0.90	[b]	0.72	1.21

Fee waiver/expense reimbursement	—		(0.03)[c]	(0.11)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.90	[b]	0.69 [c]	1.10 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2021) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2021, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

d T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2021) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to exceed 1.10% of the class' average daily net assets. The agreement may only be terminated at any time after February 28, 2021, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.10%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.10%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the

T. ROWE PRICE	2

lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$92	$287	$498	$1,108
I Class	70	227	398	892
Advisor Class	112	373	654	1,456

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 66.3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in stocks of large-cap companies. Under normal conditions, the fund will invest in at least five countries, one of which will be the U.S., and at least 40% of its net assets will be invested in stocks of large-cap companies outside the U.S., including companies in emerging markets (at least 30% if foreign market conditions are not favorable).

The fund defines a large-cap company as one whose market capitalization (number of shares outstanding multiplied by share price) falls within or above the applicable range for companies included in the MSCI All Country World Large Cap Index. The fund’s and MSCI Inc.’s definition of a large-cap company depends on whether the company is located in a developed market or an emerging market. As of December 31, 2019, the Index’s market capitalization range for large-cap companies in developed markets was approximately $10 billion to $1,3046 billion, and the market capitalization range for large-cap companies in emerging markets was approximately $10.11 million to $1,879 billion. The fund also relies on MSCI Inc. to classify a particular country as developed or emerging. The market capitalization of the companies in the fund’s portfolio and the Index changes over time; the fund will not automatically sell or cease to purchase additional stock of a company it already owns just because the company’s market capitalization falls below the range of the Index.

SUMMARY	3

While the adviser invests with an awareness of the global economic backdrop and the adviser’s outlook for certain industries, sectors, and individual countries, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

T. ROWE PRICE	4

Large-cap stocks Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

SUMMARY	5

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

T. ROWE PRICE	6

Average Annual Total Returns
	Periods ended
	December 31, 2019

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					10/27/2008
Returns before taxes	30.76%	11.13%	10.69%	—%
Returns after taxes on distributions	30.74	10.59	9.55	—
Returns after taxes on distributions
and sale of fund shares	18.31	8.64	8.34	—
I Class					03/06/2017
Returns before taxes	30.92	—	—	16.05
Advisor Class					10/27/2008
Returns before taxes	30.55	11.00	10.56	—

MSCI All Country World Index Net (reflects no deduction for fees or expenses)
	26.60	8.41	8.79	10.97 [a]
Lipper Global Multi-Cap Growth Funds Average
	29.26	9.29	9.37	12.98 [b]

a Return since 3/6/17.

b Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (T. Rowe Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
R. Scott Berg	Chairman of Investment Advisory Committee	2008	2002

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for

SUMMARY	7

financial intermediaries, retirement plans, and certain institutional client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F174-045 3/1/20